SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 1, 2003

                              GRUBB & ELLIS COMPANY
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE               1-8122           94-1424307
         --------------------------------------------------------------
          (STATE OR OTHER         (COMMISSION       (IRS EMPLOYER
          JURISDICTION OF         FILE NUMBER)    IDENTIFICATION NO.)
            FORMATION)



            2215 SANDERS ROAD, SUITE 400, NORTHBROOK, ILLINOIS 60062
            --------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (847) 753-7500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5.  OTHER EVENTS AND REGULATION DISCLOSURE


          On May 1, 2003, Grubb & Ellis Company (the "Company") received from its lenders a further extension, until May 30, 2003, of the bank waiver (the "Waiver") that it had initially received in December, 2002 under its amended and restated term loan and credit facility dated as of December 31, 2000 by and among the Company, various financial institutions and Bank of America, N.A., as agent and lender.


          Specifically, the Waiver, which was initially disclosed by the Company in its Current Report on Form 8-K filed on January 10, 2003, was initially due to expire on March 31, 2003 and was thereafter extended to May 1, 2003 as previously disclosed by the Company in its Current Report on Form 8-K filed on March 28, 2003. As noted above, the Waiver has now been extended to May 30, 2003.

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


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following are filed as Exhibits to this Current Report on Form
8-K:

          1. Copy of Waiver executed by Bank of America, N.A., LaSalle Bank National Association and Bank One, N.A. and the Company, dated May 1, 2003.


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


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                               GRUBB & ELLIS COMPANY



                               By: /s/ BRIAN D. PARKER
                                   -----------------------
                                   Brian D. Parker
                                   Chief Financial Officer


Dated: May 2, 2003


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